Exhibit 99.1

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: April 30, 2005

Distribution Date Summary

		Initial	Begin	End	# days
Distribution Date				5/20/2005
Collection Period			4/1/2005	4/30/2005	30
Monthly Interest Period - Actual			4/20/2005	5/20/2005	30
Monthly Interest - Scheduled					30
Pool Balance		733,163,743.80	362,673,810.25	346,058,423.65	—

Monthly Distribution Summary

	Initial Balance	Beginning Balance	Principal Distribution	Ending Balance	Note Factor
Class A-1 Notes	149,000,000.00	—	—	—	—
Class A-2 Notes	245,000,000.00	16,178,626.01	16,178,626.01	—	—
Class A-3 Notes	151,000,000.00	151,000,000.00	436,760.59	150,563,239.41	0.9971075
Class A-4 Notes	160,670,000.00	160,670,000.00	—	160,670,000.00	1.0000000
Class B Notes	18,329,000.00	18,329,000.00	—	18,329,000.00	1.0000000

Total Securities	723,999,000.00	346,177,626.01	16,615,386.60	329,562,239.41	0.4551971

	Coupon Rate	Monthly Accrued Interest	Prior Interest Carryover	Total Interest Paid	Interest Shortfall
Class A-1 Notes	1.1000%	—	—	—	—
Class A-2 Notes	1.2900%	17,392.02	—	17,392.02	—
Class A-3 Notes	1.8200%	229,016.67	—	229,016.67	—
Class A-4 Notes	2.4300%	325,356.75	—	325,356.75	—
Class B Notes	2.1000%	32,075.75	—	32,075.75	—

Total Securities		603,841.19	—	603,841.19	—

Available Collections

Principal Payments Received					16,283,887.64
Interest Payments Received					1,882,084.61
Receivables Repurchased during collection period - Principal				—	—
Receivables Repurchased during collection period - Interest					—
Recoveries on Defaulted Receivables					48,666.24

Total Available Collections					18,214,638.49

Reserve Account Transfer Amount					—

Total Available Funds					18,214,638.49

Summary of Distributions

Payment of Servicing Fee:					302,228.18
Payment of Class A Interest Amount:					571,765.44
First Priority Principal Distribution Amount:					—
Payment of Class B Monthly Interest:					32,075.75
Regular Principal Distribution Amount:					16,615,386.60
Payment to the Reserve Account to Maintain Specified Reserve Balance:					—

Remaining Available Funds (To the Holder(s) of the Certificates)					693,182.53

Release of excess reserve					139,620.23

Total Funds Remitted (To the Holder(s) of the Certificates)					832,802.76

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: April 30, 2005

Calculation of Servicing Fee

Beginning Pool Balance		362,673,810.25
Multiplied By: Monthly Servicing Fee (1.0%/12)		0.08333%
Monthly Servicing Fee		302,228.18
Plus: Unpaid Servicing Fees from Prior Periods		—

Servicing Fees Due and Paid		302,228.18

Calculation of Class A Interest Amount Due

Class A-1 Note Interest Accrued		—
Class A-2 Note Interest Accrued		17,392.02
Class A-3 Note Interest Accrued		229,016.67
Class A-4 Note Interest Accrued		325,356.75
Total Class A Note Interest Accrued During Period		571,765.44
Plus: Interest Shortfalls from Prior Periods		—

Total Class A Note Interest Due		571,765.44

Calculation of Class A Interest Amount Paid

Available Collections After Servicing Fee		17,912,410.31
Available Collection Shortfall		—
Reserve Account Draw		—

Class A Interest Amount Paid		571,765.44

Class A Interest Shortfall Carryforward		—

Calculation of First Priority Principal Distribution Amount Due:

Beginning Class A Note Balance		327,848,626.01
Less: Ending Pool Balance		346,058,423.65

First Priority Principal Distribution Amount		—

Calculation of First Priority Principal Distribution Amount Paid:

Available Collections After Servicing Fee and Class A Interest		17,340,644.88
Available Collections Shortfall		—
Reserve Account Draw		—

First Priority Principal Distribution Amount Paid		—

Calculation of Class B Interest Amount Due

Class B Note Interest Accrued		32,075.75
Plus: Interest Shortfalls from Prior Periods		—

Total Class B Note Interest Due		32,075.75

Calculation of Class B Interest Amount Paid

Available Collections After Servicing Fee, Class A Interest and First Priority Principal		17,340,644.88
Available Collection Shortfall		—
Reserve Account Draw		—

Class B Interest Amount Paid		32,075.75

Class B Interest Shortfall Carryforward		0.00

Calculation of Regular Principal Distribution Amount:

Aggregate Beginning Outstanding Note Balance		346,177,626.01
Less:
Ending Pool Balance	346,058,423.65
Less: Target Overcollateralization Amount	(16,496,184.24)	329,562,239.41

Less: First Priority Principal Distribution Amount		—

Regular Principal Distribution Amount before Reserve Account Draw Amount		16,615,386.60

Available Funds, before Reserve Account Draw		17,308,569.13
Available Funds Shortfall Amount		—
Reserve Account Draw Amount		—

Regular Principal Distribution Amount Paid		16,615,386.60

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: April 30, 2005

Class A Principal Distribution Amount Due:

The Greater of:
(A) The Beginning Class A-1 Note Balance	—
(B) The Beginning Class A Note Balance minus the lesser of:	327,848,626.01
(i) the product of (x) the Ending Pool Balance and (y) 88.75% plus a % equivalent of a fraction equal to the Reserve Account (prior to deposits) divided by the Ending Pool Balance	310,034,938.61

17,813,687.40
(ii) the excess of (x) the Ending Pool Balance over (y) the Target Overcollateralization Amount	329,562,239.41

(1,713,613.40)

Class A Principal Distribution Amount	17,813,687.40

Class B Principal Distribution Amount Due:

The excess of (A) the sum of (i) the Ending Class A Note Balance and (ii) the Beginning Class B Note Balance over (B) the excess of (x) the Ending Pool Balance and (y) the Target Overcollateralization Amount	—

Class B Principal Distribution Amount	—

Principal Distribution Amount Paid:

Available Collections for Principal Distribution	17,308,569.13

(i) To the Class A Notes, sequentially:
(a) Class A-1 Notes	—
(a) Class A-2 Notes	16,178,626.01
(a) Class A-3 Notes	436,760.59
(a) Class A-4 Notes	—
(ii) To the Class B Notes	—
(iii) To the Certificateholder	693,182.53

Target Overcollateralization Amount

Lesser of:
(A) 2.25% of the Initial Pool Balance	16,496,184.24
(B) The greater of:
(i) 0.75% of the Initial Pool Balance less the Pre-Addition Reserve Balance	2,590,640.46
(ii) 11.25% of the Ending Pool Balance less the Pre-Addition Reserve Balance	36,163,105.27

Target Overcollateralization Amount	16,496,184.24

Overcollateralization Amount

Beginning Overcollateralization Amount	16,496,184.24
Target Overcollateralization Amount	16,496,184.24
Overcollateralization Excess/(Deficiency)	—
Overcollateralization Release Amount	—
Overcollateralization Increase Amount	—

Overcollateralization Amount	16,496,184.24

Reserve Account

Beginning Reserve Account Balance	2,901,390.48
Plus: Interest Accrued	6,697.14
Less: Reserve Account Draw	—
Reserve Account Balance Prior to Deposits	2,908,087.62

Specified Reserve Account Balance is Greater of:
(a) 0.80% of Ending Pool Balance	2,768,467.39
(b) 0.25% of the Initial Pool Balance	1,832,909.36

Reserve Account (Deficiency)/Excess	139,620.23
Deposit of Excess Available Funds	—
Release of excess reserve	139,620.23

Ending Reserve Account Balance	2,768,467.39

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: April 30, 2005

POOL STATISTICS

Collateral Pool Balance Data:
	Initial	Current
Net Pool Balance	733,163,743.80	346,058,423.65
Number of Current Contracts	41,825	29,001
Weighted Average Loan Rate	6.4000%	6.3370%
Weighted Average Remaining Term (months)	56.6	37.8

Net Loss Activity:

	Units	Principal Balance
Principal Losses for Current Collection Period	43	331,498.96
Less: Recoveries from Prior Months Charge offs		48,666.24
Net Principal Losses for Current Collection Period		282,832.72
Monthly Net Loss Rate (Annualized)		0.9358%

Beginning Net Principal Losses	621	4,678,649.30
Net Principal Losses for Current Collection Period	43	282,832.72
Cumulative Net Principal Losses	664	4,961,482.02
Cumulative Net Principal Loss Rate		0.6767%

Receivables for which related Financed Vehicle has been repossessed and not liquidated	25	345,486.44

Delinquencies Aging Profile - End of Period:

	Percentage $	Units	Outstanding Principal Balance
Current	90.45%	26,587	313,025,339.96
1 - 29 Days Delinquent	8.24%	2,091	28,505,244.18
30 - 59 Days Delinquent	0.76%	193	2,641,171.14
60 - 89 Days Delinquent	0.27%	66	930,138.53
90 - 119 Days Delinquent	0.13%	33	460,945.80
120-149 Days Delinquent	0.06%	13	203,082.47
150-179 Days Delinquent	0.04%	10	142,746.21
180+ Days Delinquent	0.04%	8	149,755.36

Total		29,001	346,058,423.65

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate on this 18th day of May, 2005.

JPMorgan Chase Bank, NA (formerly Bank One, NA) as Servicer

By:	/s/ Philip C. McNiel
Philip C. McNiel
Vice President